Oppenheimer Global Strategic Income Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Global Strategic Income Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer Main Street Small Cap Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Main Street Small Cap Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer Global Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Global Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer International Growth Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer International Growth Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer Core Bond Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Core Bond Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer Core Bond Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Core Bond Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer Equity Income Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Equity Income Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer Main Street Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Main Street Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer Government Money Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Government Money Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer Conservative Balanced Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Conservative Balanced Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.

Oppenheimer Global Multi-Alternative Fund/VA
N-SAR Exhibit – Item 77Q1

Post-Effective Amendment No. 79 to the Registration Statement of Oppenheimer Global Multi-Alternative Fund/VA (the “Registrant”) filed with the Securities and Exchange Commission on April 26, 2016 (Accession Number 0000728889-16-002508), which includes Schedule A to the Declaration of Trust, dated April 29, 2016, is hereby incorporated by reference in response to Item 77Q1 of the Registrant’s Form N-SAR.